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                                  EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
RAVISENT Technologies Inc.:

   We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP

                                          KPMG LLP

Philadelphia, Pennsylvania

December 4, 2001